STANDSTILL AGREEMENT


         THIS AGREEMENT, dated this 4th day of September, 2001, by and between HUDSON RIVER BANCORP, INC. (the "Company"), a Delaware Corporation, and the individuals and entities identified on Exhibit A attached hereto (collectively, the "Group;" individually, a "Group Member").


                                    RECITALS

         WHEREAS, Hudson River Bank & Trust Company (the "Bank"), a wholly-owned subsidiary of the Company, will be acquiring Ambanc Holding Co., Inc.
("Ambanc"), pursuant to that certain Agreement and Plan of Merger dated September 4, 2001 by and among the Bank and Ambanc (the "Merger Agreement");

         WHEREAS, each Group Member has agreed to enter into this Agreement in consideration of, and as a material inducement for, the Bank entering into the Merger Agreement;

         WHEREAS, the Company and the Group have agreed that it is in their mutual interests to enter into this Agreement as hereinafter described; and

         NOW   THEREFORE,   in   consideration   of   the   recitals   and   the
representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the parties hereto mutually agree as follows:

         1. Representation and Warranties of the Group Members. The Group Members hereby represent and warrant to the Company as of the date of this Agreement and as of the Effective Time (as defined in the Merger Agreement), as follows:

                  (a) Except as set forth on Exhibit A, and except for shares of capital stock of the Company which may be acquired in open market purchases subsequent to the date of this Agreement, which, together with shares set forth on Exhibit A, will not exceed 150,000 shares, neither the Group nor any Group Member, nor any of their affiliates, directors and executive officers, has or has a right to acquire a beneficial ownership interest in any capital stock of the Company, and no such person has a right to vote any shares of capital stock of the Company;

                  (b) The Group Members have full and complete authority to enter into this Agreement and to make and comply with the representations, warranties and covenants contained herein, and this Agreement constitutes a valid and binding agreement of the Group and each Group Member;

                  (c) There are no other persons who, by reason of their personal, business, professional or other arrangement with the Group or any Group Member, whether written or oral and whether existing as of the date hereof or in the future, have agreed, explicitly or implicitly, to take any action on behalf of or in lieu of the Group or any Group Member that would otherwise be prohibited by this Agreement; and

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                  (d) Other than the Voting  Agreement  dated September 4, 2001, by and between the Company and the Group, there are no arrangements, agreements or understandings between the Group (or any Group Member) and the Company other than as set forth in this Agreement.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Group, as follows:

                  (a) The Company has full power and authority to enter into and perform its obligations under this Agreement, and the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and require no other corporate action. This Agreement constitutes a valid and binding obligation of the Company and the performance of its terms shall not constitute a violation of its certificate of incorporation, by-laws or any agreement or instrument to which it is a party; and

                  (b) Other than the Voting Agreement dated September 4, 2001, by and between the Company and the Group, there are no arrangements, agreements or understandings between the Company and the Group (or any Group Member) other than as set forth in this Agreement.

         3. Covenants. (a) During the term of this Agreement, the Group and each Group Member covenant and agree not to, and shall cause each of their affiliates, directors and executive officers not to, directly or indirectly, alone or in concert with any affiliate, group or other person:

                  (i) own, acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another person or entity (including by way of merger or consolidation), the beneficial ownership of, or the right to vote, more than 150,000 shares of capital stock of the Company or any securities convertible into such capital stock (except by way of stock splits, stock dividends, stock reclassifications or other distributions or offerings made available and, if applicable, exercised on a pro rata basis, to holders of Company capital stock generally);

                  (ii) transfer, or offer or propose to transfer or agree to transfer, except in compliance with this Agreement, beneficial ownership of, or the right to vote any shares of capital stock of the Company owned as of the date of this Agreement or hereafter acquired, whether acquired through the purchase of the Company's capital stock, the acquisition of control of another person or entity (including by way of merger or consolidation), by joining a partnership, syndicate or other group or otherwise, and the Group and each Group member acknowledge and agree that any and all shares of capital stock beneficially owned by them, whether acquired in compliance with or in contravention of this Agreement, with or without actual knowledge, shall be subject to the terms and conditions of this Agreement;
         provided, however, that nothing in this Agreement shall prevent or restrict the Group or any Group Member from purchasing the capital stock of the Company on margin or from transferring such stock to and among Group Members and their affiliates who are also subject to the terms and conditions of this Agreement.

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



                  (iii) (A) propose or seek to effect a merger, consolidation, recapitalization, reorganization, sale, lease, exchange or other disposition of substantially all the assets of or other business combination involving, or a tender or exchange offer for securities of, the Company or any of its subsidiaries or any material portion of its or such subsidiary's business or assets or any other type of transaction that would result in a change in control of the Company (any such action described in this clause (A), a "Company Transaction Proposal"), (B) seek to exercise any control or influence over the management of the Company or the Board of Directors of the Company or any of the businesses, operations or policies of the Company, (C) present to the Company, its stockholders or any third party any proposal constituting or that can reasonably be expected to result in a Company Transaction Proposal, or (D) seek to effect a change in control of the Company;

                  (iv) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions or have another person engage in a transaction or group of transactions that constitute or could reasonably be expected to result in a Company Transaction Proposal or take any action that might require the Company to make a public announcement regarding any such Company Transaction Proposal;

                  (v) initiate, request, induce, encourage or attempt to induce or give encouragement to any other person to initiate, or otherwise provide assistance to any person who has made or is contemplating making, or enter into discussions or negotiations with respect to, any proposal constituting or that can reasonably be expected to result in a Company Transaction Proposal;

                  (vi) solicit proxies (or written consents) or assist or participate in any other way, directly or indirectly, in any solicitation of proxies (or written consents), or otherwise become a "participant" in a "solicitation," or assist any "participant" in a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A and Instruction 3 of Item 4 of Schedule 14A, respectively, under the Securities Exchange Act of 1934) in opposition to the recommendation or proposal of the Company's Board or Directors, or recommend or request or induce or attempt to induce any other person to take any such actions, or seek to advise, encourage or influence any other person with respect to the voting of (or the execution of a written consent in respect of) the capital stock of the Company, or execute any written consent in lieu of a meeting of the holders of the capital stock of the Company or grant a proxy with respect to the voting of the capital stock of the Company to any person other than to the Board of Directors of the Company;

                  (vii) initiate, propose, submit, encourage or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals or induce or attempt to induce any other person to initiate any stockholder proposal, or seek election to or seek to place a representative or other affiliate or nominee on the Company's Board or Directors or seek removal of any member of the Company' Board of Directors;

                  (viii) form, join in or in any other way (including by deposit of the Company's capital stock) participate in a partnership, pooling agreement, syndicate, voting trust or other group with respect to the Company's capital stock, or enter into any agreement or

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



         arrangement or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of the Company's capital stock;

                  (ix) (A) join with or assist any person or entity, directly or indirectly in opposing, or make any statement in opposition to, any proposal or director nomination submitted by the Company's Board of Directors to a vote of the Company's stockholders, or (B) join with or assist any person or entity, directly or indirectly, in supporting or endorsing (including supporting, requesting or joining in any request for a meeting of stockholders in connection with), or make any statement in favor of, any proposal submitted to a vote of the Company's stockholders that is opposed by the Company's Board of Directors;

                  (x) vote for any nominee or nominees for election to the Board of Directors of the Company, other than those nominated or supported by the Company's Board of Directors, and no Group Member shall consent to become a nominee for election as a Director of the Company;

                  (xi) except in connection with the enforcement of this Agreement, participate, by encouragement or otherwise, in any litigation against or derivatively on behalf of the Company, except for testimony which may be required by law, and except as may occur in the ordinary course of business with respect to any loan, deposit or other transaction where the Group Member or an affiliate is dealing with the Company as a customer;

                  (xii) make any public statement, by press release, comment to any news media or otherwise, regarding the affairs of the Company;

                  (xiii) sell or transfer any shares of the capital stock of the Company beneficially owned, except in compliance with Rule 144(f) through "broker's transactions" as that term is used in Rule 144 under the Securities Act of 1933;

                  (ix) request, or induce or encourage any other person to request, that the Company amend or waive any of the provisions of this Agreement; and

                  (xv) advise, assist, encourage or finance (or arrange, assist or facilitate financing to or for) any other person in connection with any of the matters restricted by, or to otherwise seek to circumvent the limitations of, this Agreement.

         (b) The Group and each Group Member covenant and agree to, and shall require each of their affiliates, directors and executive officers to, vote, and shall require any affiliate, group or other person acting in concert with any Group Member to vote, all shares beneficially owned (x) in favor of any proposal submitted by the Company's management to a vote of the Company's stockholders where the proposal requires a majority or greater percentage of affirmative votes of the total outstanding capital stock of the Company for passage and (y) in accordance with the recommendations of a majority of the members of the Board of Directors of the Company then in office on all procedural matters submitted to a vote of the Company's stockholders.


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



         (c) Within five days prior to the Effective Time and within five days prior to each anniversary of the Effective Time, until the expiration of this Agreement, the Group shall deliver an affidavit to the Company, executed by each Group Member, stating that the representations and warranties made by the Group and each Group Member in paragraphs 1(a), (c) and (d) of this Agreement are true, correct and complete in all material respects (with the same force and effect as if made anew as of such date) and that as of the date of the Affidavit there has been no breach of any covenant, agreement or obligation contained in paragraph 3 of the Agreement.

         4. Agreement of the Company. Provided that neither the Group nor any Group Member, nor any of their affiliates, directors and executive officers, is in breach of this Agreement, then upon receipt by the Company of the Affidavit described in paragraph 3(c) above, the Company will pay to Lawrence Seidman two annual cash payments of Twenty-Five Thousand Dollars ($25,000), such payments to commence on the Effective Time and to end on the earlier of the first anniversary of the Effective Time or such earlier termination of this Agreement as set forth in Section 6 below. Notwithstanding the above, in the event of the change in control of the Company, all payments not yet made to the Group or any Group Member shall become immediately due and payable.

         5. Remedies. The Company and the Group (and each Group Member) acknowledge and agree that a material breach or threatened material breach by either party may give rise to irreparable injury inadequately compensable in damages, and accordingly each party shall be entitled to injunctive relief to prevent a material breach of the provisions hereof and to enforce specifically the terms and provisions hereof in any state or federal court having jurisdiction, in addition to any other remedy to which such aggrieved party may be entitled in law or at equity. In the event either party institutes any legal action to enforce such party's rights under, or recover damages for breach of, this Agreement, the prevailing party or parties in such action shall be entitled to recover from the other party or parties all costs and expenses, including but not limited to actual attorneys' fees, court costs, witness fees, disbursements and any other expenses of litigation or negotiation, incurred by such prevailing party or parties.

         6. Term. This Agreement will commence on the date hereof and shall remain in effect for a period of two years following the Effective Time, or until such earlier time as the Company shall cease to exist by reason of merger, sale of assets, liquidation, exchange of shares, or otherwise.

         7. Publicity. During the term of this Agreement, no Group Member shall cause, suffer or, to the extent within its control, permit any press release or other publicity concerning the Company or its operations to be created, issued or circulated without prior written approval of the Company's Board of Directors, which approval shall be in the Board's sole and absolute discretion.

         8. Notices. All notice requirements and other communications indicated shall be deemed given when personally delivered or on the third succeeding business day after being mailed by registered or certified mail, return receipt requested, addressed to the Group and the Company below (except for communications pursuant to paragraphs 3(c) and 7 above which shall be permitted to be given by facsimile):

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

      Each Group Member  Lawrence Seidman


      or the Group:      19 Veteri Place
                         Wayne, New Jersey 07470

                         Fax No.:
      With a copy to:





      The Company:       Carl A. Florio, President and Chief Executive Officer
                         Hudson River Bancorp, Inc.
                         One Hudson City Centre
                         Hudson, New York 12534
                         Fax No.:

      With a copy to:    James S. Fleischer, P.C.
                         Silver, Freedman & Taff, L.L.P.
                         1100 New York Avenue, N.W., Seventh Floor
                         Washington, D.C. 20005
                         Fax No.: (202) 682-0354

         9. Governing Law and Choice of Forum. New York, unless applicable federal law or regulation is deemed controlling, shall govern the construction and enforceability of this Agreement. Any and all actions concerning any dispute arising hereunder shall be filed and maintained in a state or federal court, as appropriate, sitting in the State of New York.

         10. Severability. If any term, provision, covenant or restriction of this Agreement is held by any governmental authority or court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         11. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns, and transferees by operation of law, of the parties. Except as otherwise expressly provided for herein, this Agreement shall not inure to the benefit of, be enforceable by or create any right or cause of action in any person, including any stockholder of the Company, other than the parties hereto.

         12.  Survival  of  Representations,   Warranties  and  Agreements.  All
representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

         13. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties hereto.


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



         14. Definitions. As used in this Agreement, the following terms shall have the meanings indicated, unless the context otherwise requires:

                  (a) The term "acquire" means every type of acquisition, whether effected by purchase, exchange, operation of law or otherwise.

                  (b) The term "acting in concert" means (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, or (ii) a combination of pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

                  (c) The term "affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, one or more of the Group Members.

                  (d) The term "beneficial ownership" or "beneficially owned" means all capital stock of the Company owned or held in the Group Member's name individually or jointly with any other person; by any trust in which the Group Member is a settlor, trustee, or beneficiary; by any corporation in which the Group Member is a stockholder (owning, together with all other Group Members and their respective affiliates, more than five percent (5%) of the outstanding voting power), director or officer; by any partnership in which the Group Member is a limited partner (owning, together with all other Group Members and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests), or a general partner, employee or agent; or by any other entity in which a Group Member holds, together with all other Group Members and their respective affiliates, more than five percent (5%) of the outstanding beneficial interests.

                  (e) The term "change in control" means: (A) any person or group becomes the beneficial owner of shares of capital stock of the Company or the Bank representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company or the Bank, (B) in connection with any tender or exchange offer (other than an offer by the Company or the Bank), merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company or the Bank cease to be a majority of the Board of Directors, or (C) stockholders of the Company or the Bank approve a transaction pursuant to which substantially all of the assets of the Company or the Bank will be sold.

                  (f) The term "control" (including the terms "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, or the power to direct or cause the direction of the management, activities or policies of a person or organization, whether through the ownership of capital stock, by contract, or otherwise.

                  (g) The term "group" has the meaning as defined in Section 13(d)(3) of the Securities Exchange Act of 1934.


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



                  (h) The term "person" includes an individual, a group acting in concert, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization or similar company, a syndicate, or any other group formed for the purpose of acquiring, holding or disposing of the capital stock of the Company.

                  (i) The term  "transfer"  means,  directly or  indirectly,  to sell, gift, transfer, assign, pledge, encumber, hypothecate or similarly dispose of (by operation of law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, gift, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of (by operation of law or otherwise), any capital stock, or any interest in any capital stock, of the Company; provided, however, that a merger or consolidation in which the Company is a constituent corporation shall not be deemed to be the transfer of any capital stock beneficially owned by the Group or a Group Member.

                  (j) The term "vote" means to vote in person or by proxy, or to give or authorize the giving of any consent as a stockholder on any matter.

         15. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one and the same agreement.

         16. Duty to Execute. Each party agrees to execute any and all documents, and to do and perform any and all acts and things necessary or proper to effectuate or further evidence the terms and provisions of this Agreement.

         17. Termination. This Agreement shall cease, terminate and have no further force and effect upon any termination of the Merger Agreement in accordance with its terms.

         This Agreement has been duly executed and delivered by the parties hereto as of the day and year first above written.

                                 HUDSON RIVER BANCORP, INC.,
                                 a Delaware corporation


                                 By:__________________________________________
                                    Carl A. Florio, President and Chief
                                       Executive Officer


                                 THE GROUP MEMBERS


                                 ------------------------------------------
                                 Lawrence Seidman, Individually


                                 SEIDMAN AND ASSOCIATES, LLC


                                 By: __________________________________________
                                     Lawrence Seidman, President


                                 SEIDMAN INVESTMENT PARTNERSHIP LP


                                 By: __________________________________________
                                     Lawrence Seidman, President


                                 SEIDMAN INVESTMENT PARTNERSHIP II LP


                                 By: __________________________________________
                                     Lawrence Seidman, President


                                 FEDERAL HOLDINGS, LLC


                                 By: __________________________________________
                                     ____________________


                                 [Signatures continued on following page.]

                                 KERRIMAT, LP


                                 By: __________________________________________
                                     _______________________


                                 DISCRETIONARY CLIENTS


                                 By: __________________________________________
                                     _______________________

                                    EXHIBIT A


                           The Group and Group Members